EXHIBIT 10.1
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                                    AGREEMENT

         This AGREEMENT (the "AGREEMENT") is made as of December 21, 2006 between TRIARC COMPANIES, INC., a Delaware corporation (the "COMPANY"), and BRIAN SCHORR ("EXECUTIVE").

         1. Capitalized terms used in this Agreement and not otherwise defined shall have the meaning ascribed to them in the employment agreement made as of February 24, 2000, as amended, between the Company and Executive (the "EMPLOYMENT AGREEMENT").

         2. In the event it is determined in accordance with Section 12 of the Employment Agreement by the Accounting Firm that the grant of all or any portion of the 83,932 options on Class A Common Stock and 167,864 options on Class B Common Stock, Series 1, granted to the Executive on December 21, 2006 (collectively, the "12/06 Options"), in and of itself, would directly cause, but for the terms of this Agreement, any Payment (or if more than one Payment, any Payments) to be subject to the Excise Tax:

                (a) The Payment or Payments shall be reduced, by the minimum possible amount and in the manner and order set forth in Section 2(c) hereof, so that their value, for purposes of determining Excise Tax exposure, equals $1.00 less than the amount which would be subject to the Excise Tax (the amount of such reduction, a "CUTBACK").

                (b) The applicability and amount of any Cutback shall be determined by the Accounting Firm, in accordance with the procedures described in Section 12 of the Employment Agreement; provided that in no event shall any Cutback exceed the lesser of: (i) $187,500; or (ii) the amount of the "parachute payment" (as defined in Section 280G of the Code) attributable to the 12/06 Options (such lesser dollar amount, the "MAXIMUM CUTBACK").

                (c) In the event that the Accounting Firm determines that a Cutback is (or Cutbacks are) required, the Executive shall have the right to consult with the Accounting Firm and the Company in order to determine the optimal method and order for reduction of the Payments so as to maximize the economic benefits accruing to the Executive in respect of the Payments. The Executive shall submit to the Company the order in which the Payments shall be reduced, and the amount thereof, and the Company shall implement the Cutback (or Cutbacks) in the order and amount selected by the Executive, so long as in the judgment of the Accounting Firm such reduction shall cause all remaining Payments not to be subject to the Excise Tax.

         3. If a Cutback or Cutbacks with an individual or aggregate value equaling up to the Maximum Cutback would not be sufficient to avoid the application of the Excise Tax, the Cutback (or Cutbacks) shall not apply, and all Payments otherwise due the Executive shall be made to the Executive, including without limitation any payments due under Section 12 of the Employment Agreement.

         4. This Agreement contains the entire understanding of the Company and Executive with respect to the subject matter hereof.

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         5.       This  Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of New York without reference to principles of conflict of laws.

         6. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.


         IN WITNESS WHEREOF, Executive has executed this Agreement and the Company has caused this Agreement to be signed by a duly authorized officer of the Company as of the 21st day of December, 2006.


                                  TRIARC COMPANIES, INC.


                                  By: /s/ Stuart I. Rosen
                                      -------------------------------
                                      Name:  Stuart I. Rosen
                                      Title: Senior Vice President and Secretary




                                  ACCEPTED AND AGREED TO:


                                  By:  /s/ Brian L. Schorr
                                  -----------------------------------
                                     Brian L. Schorr


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